NSAR ITEM 77O

                                VKAC Utility Fund
                               10f-3 Transactions


  Underwriting #            Underwriting                Purchased From      Amount of shares             % of         Date of
                                                                               Purchased             Underwriting     Purchase


         1              China Telecom Limited           Goldman Sachs            112,000                 0.086%       10/16/97
         2                 France Telecom               Merrill Lynch             20,000                 0.009%       10/17/97
         3               Telstra Corp., Ltd.             First Boston             11,700                 0.006%       11/17/97
         4          El Paso Energy Capital Trust     Donaldson, Lufkin &          41,750                 0.696%       03/12/98
                                                           Jenrette
         5             Independent Energy ADS        Donaldson, Lufkin &         150,000                 1.875%       07/24/98
                                                           Jenrette
                                                      Johnson Rice & Co.
                                                      Southcoast Capital
         6             Northeast Optic Network           First Boston             60,000                 1.333%       07/30/98
                                                     Warburg Dillion Read



Other Firms participating in Underwriting:

Underwriting for #1
-------------------
Goldman, Sachs & Co.
China International Capital Corporation
Morgan Stanley & Co. Incorporation
Bear, Stearns & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Inc.
Credit Suisse First Boston
Prudential Securities Inc.
RBC Dominion Securities Corp.
Salomon Brothers Inc.
Smith Barney, Inc.

Underwriting for #2
-------------------
Merrill Lynch & Co.
Lehman Brothers
Paribas
Deutsche Morgan Grenfell
Lazard Freres & Co. LLC
Morgan Stanley Dean Witter
Saolmon Brothers Inc.

Underwriting for #3
-------------------
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Macquarie Underwriting Limited
ABN AMRO Chicago Corporation
Were Stockbroking Limited
Merrill Lynch, Inc.
Salomon Brothers Inc.
Deutsche Morgan Grenfell Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Ord Minnett Inc.
CIBC Wood Gundy Securities Corp.

Underwriting for #3 (con't)
---------------------------
RBC Dominion Securities Inc.
Bear, Stearns & Co.
Smith Barney Inc.

Underwriting for #4
-------------------
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated

Underwriting for #5
-------------------
Donaldson, Lufkin & Jenrette Securities Corporation
Johnson Rice & Company LLC
Southcoast Capital LLC
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
A.G. Edwards & Sons, Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Morgan Stanley & co. Incorporated
Prudential Securities Incorporated
Warburg Dillon Read LLC
Schroder & Co. Inc.
Smith Barney Inc.
J.C. Bradford & Co.
Fahnestock & Co. Inc.
Gaines, Berland Inc.
Harris Webb & Garrison, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Legg Mason wood Walker, Incorporated
McDonald & Company Securities, Inc
Morgan Keegan & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group

Underwriting for #5 (con't)
---------------------------
Raymond James & Associates, Inc
Sands Brothers & Co., Ltd.

Underwriting for #6
-------------------
Credit Suisse First Boston Corporation
Warburg Dillon Read LLC
ABN AMRO Incorporated
CIBC Oppenheimer Corp.
Donaldson, Lufkin & Jenrette Securities Corporation
Everen Securities, Inc.
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Invemed Associates, Inc.
Kaufman Bros., L.P.
Kirkpatrick, Pettis, Smith, Polian Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Charles Schwab & Co., Inc.
SG Cowen Securities Corporation
Smith Barney Inc.
Webush Morgan Securities
Wheat First Securities, Inc.

                                  NSAR ITEM 77O

                       VKAC Great American Companies Fund
                               10f-3 Transactions


  Underwriting #                Underwriting               Purchased From         Amount of shares      % of           Date of
                                                                                    Purchased       Underwriting       Purchase


         1                 Republic Services, Inc.         Merrill Lynch              315,300            0.618%         06/30/98


Other Firms participating in Underwriting:

Underwriting for #1

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Allen & Company Incorporated
ABN AMRO Incorporated
BT Alex.Brown Incorporated
BancAmerica Robertson  Stephens
Bear, Stearns & Co. Inc.
Blaylock & Partners, LP
Chatfield Dean & Company
CIBC Oppenheimer Corp.
Cleary Gull Reiland & McDevitt Inc.
First Analysis Securities Corporation
Fox-Pitt, Kelton Inc.
Furman Selz LLC
Gabelli & Company, Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
Neuberger & Berman, LLC
PaineWebber Incorporated
Raymond James & Associates, Inc.
Smith Barney Inc.
Utendahl Capital Partners, LP
Wheat First Securities, Inc.

                                  NSAR ITEM 77O
                                VKAC Growth Fund
                               10f-3 Transactions


  Underwriting #                Underwriting                      Purchased From        Amount of shares    % of          Date of
                                                                                           Purchased     Underwriting     Purchase


         1              U.S.A. Floral Products, Inc.           Robertson, Stephens               3,100      0.062%       10/09/97
         2              U.S.A. Floral Products, Inc.               Smith Barney                  3,750      0.075%       10/09/97
         3              U.S.A. Floral Products, Inc.               Furman Selz                     300      0.006%       10/09/97
         4              Concord Communications, Inc.          Montgomery Securities             16,300      0.562%       10/15/97
         5                        Dril-Quip                Donaldson, Lufkin & Jenrette          2,500      0.050%       10/22/97
         6                        Dril-Quip                       Simmons & Co.                  1,000      0.020%       10/22/97
         7                        U.S. Web                      Hambrecht & Quist               75,000      1.500%       12/05/97
         8                  Broadcom Corporation             Deutsche Morgan Grenfell            2,000      0.057%       04/16/98
         9                DA Consulting Group, Inc.               William Blair                  2,800      0.117%       04/24/98
        10                         Mobius                          Wasserstein                   7,100      0.215%       04/27/98
        11                 Aspec Technology, Inc.               Hambrecht & Quist               15,000      0.250%       04/28/98
        12                    Ziff-Davis, Inc.                    Merrill Lynch                 11,500      0.045%       04/28/98
        13               United Road Services, Inc.        Donaldson, Lufkin & Jenrette        110,000      1.667%       05/01/98
        14                  Young & Rubicam Inc.           Donaldson Lufkin & Jenrette          80,000      0.482%       05/12/98
        15              Professional Detailing, Inc.            Hambrecht & Quist                8,800      0.314%       05/19/98
        16               Capstar Broadcasting Corp.                First Boston                 26,300      0.085%       05/26/98
        17                      Broadcast.com                   Hambrecht & Quist                1,900      0.076%       07/16/98
        18                 Cyberian Outpost, Inc.                   Alex Brown                  10,100      0.253%       07/31/98
        19                        Softworks                         Soundview                  180,000      4.286%       08/04/98
                                                                  Raymond James


Other Firms participating in Underwriting:

Underwriting for #1, 2 & 3
--------------------------
Morgan Stanley & Co., Inc.
BancAmerica Robertson Stephens
Smith Barney Inc.
Advest, Inc.
J.C. Bradford & Co.
Blackford Securities Corp.
BT Alex, Brown Incorporated
Friedman, Billings, Ramsey & Co., Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Oppenheimer & Co., Inc.
Sands Brothers & Co., Ltd.

Underwriting for #4
-------------------
NationsBanc Montgomery Securities, Inc.
BancAmerica Robertson Stephens
Wessels, Arnold & Henderson, LLC
BT Alex, Brown Inc.
Bear, Stearns & Co., Inc.
Cowne & Company
Credit Suisse First Boston Corp.
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
Prudential Securities Inc.
Adams, Harkness & Hill Inc.
Cruttenden Roth Incorporated
First Albany Corporation
Hampshire Securities Corp.
Soundview Financial Group
Tucker Anthony Incorporated
Volpe Brown Whelan & Company, LLC
H.C. Wainwright & Co., Inc.

Underwriting for #5 & 6
-----------------------
Morgan Stanley & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Howard, Weil, Labouisse, Friedrichs Inc.
Morgan Keegan & Company, Inc.
Simmons & Company

Underwriting for #7
-------------------
Hambrecht & Quist LLC
Donaldson, Lufkin & Jenrette Securities Corp.
Wessels, Arnold & Henderson, LLC
First Albany Corp.
BancAmerica Robertson Stephens
BT Alex, Brown Inc.
Charles Schwab & Co., Inc.
Cruttenden Roth Inc.
Pacific Growth Equities, Inc.
Raymond James & Associates, Inc.
SoundView Financial Group, Inc.
Sutro & Company Inc.
Van Kasper & Company

Underwriting for #8
-------------------
Morgan Stanley & Co. Incorporated
BT Alex. Brown Incorporated
Hambrecht & Quist LLC
Dain Rauscher Incorporated
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Ladenburg Thalmann & Co., inc.
NationsBanc Montgomery Securities LLC
Needham & Company, Inc.
Brad Peery Inc.
Wedbush Morgan Securities

Underwriting for #9
-------------------
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
BancAmerica Robertson Stephens
CIBC Oppenheimer Corp.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Cowen & Company
First Albany Corporation
Kaufman Bros., L.P.
SoundView Financial Group, Inc.

Underwriting for #10
--------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated
CIBC Oppenheimer Corp.
Cowen & Co.
Donaldson, Lufkin & Jenrette Securities Corp.
Furman Selz LLC
Lazard Freres & Co. LLC
NationsBanc Montgomery Securities, Inc.
Morgan Stanley Dean Witter
Charles Schwab & Co., Inc.
Adams Harkness & Hill, Inc.
Dain Rauscher Wessels
First Albany Corporation
McDonald & Company Securities, Inc.
Needham & Co. Inc.
Raymond James & Associates Inc.
SoundView Financial Group, Inc.
Sutro & Company Inc.

Underwriting for #11
--------------------
Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex Brown Incorporated
A.G. Edwards & Sons, Inc.
Furman Selz LLC

Underwriting for #11 (con't)
----------------------------

Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Blaylock & Partners, L.P.
Chatsworth Securities LLC
Cowen & Company
Dominick & Dominick, Incorporated
First of Michigan Corporation
Gabelli & Company, Inc.
Janney Montgomery Scott inc.
Edward D. Jones & Co., L.P.
McDonald & company Securities, Inc.
Needham & Company, iNc.
The Nikko Securities Co.
Nomura Securities International, Inc.
Muriel Siebert & Co., Inc.
Stephens Inc.
Utendahl Capital Partners, L.P.
The Williams Capital Group, L.P.


Underwriting for #12
--------------------
Credit Suisse First boston Corporation
BancAmerica Robertson Stephens
Bear, Stearns & Co., Inc.
BT Alex. Brown Incorporated
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Lehamn Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co., Incorporated
SBC Warburg Dillon Read Inc.
Salomon Smith Barney
William Blair & Company, LLC
J.C. Bradford & Co.

Underwriting for #12 (con't)
----------------------------
First Albany Corporation
Gerard Klauer Mattison & Co.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co. Inc.
Pennsylvania Merchant Group
The Robinson-Humphrey Company, LLC
Roney & Co., LLC
Sanders Morris Mundy
Stephens Inc.

Underwriting for #13
--------------------
Bear, Stearns & Co., Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Smith Barney Inc.
ABN AMRO Incorporated
Allen & Company Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SBC Warburg Dillon Read Inc.
Sands Brothers & Co., Ltd.
Advest, Inc.
Robert W. Baird & Co. Incorporated
George K. Baum & Company
William Blair & Company, LLC
J.C. Bradford & Co.
Burnham Securities Inc.
Chatsworth Securities, LLC

Underwriting for #13
--------------------
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., LLC
GS2Securities, Inc.
Hanifen, Imhoff Inc.
Hoak Breedlove Wesneski & Co.
Janney Montgomery Scott Inc.
Johnston, Lemon & Co., Incorporated
Edward D. Jones & Co., LP
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co., Inc.
Needham & Company, Inc.
Ormes Capital Markets, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Roney & Co. LLC
Ryan, Beck & Co.
Sanders Morris Mundy
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker anthony Incorporated
C.E. Unterberg, Towbin


Underwriting for #14
--------------------
Morgan Stanley & Co. Incorporated
William Blair & Company LLC
Cowen & Company
Credit Suisse First Boston Corporation
Dominick & Dominick, Incorporated
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.

Underwriting for #14
--------------------
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

Underwriting for #15
--------------------
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.


Underwriting for #16
--------------------
Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.

Underwriting for #17
--------------------
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
BancAmerica Robertson Stephens
Dain Rauscher Wessels
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Hoak Breedlove Wesneski & Co.
ING Baring Furman Selz LLC
Jefferies & Company, Inc.

Underwriting for #17 (Con't)
----------------------------
Edward D. Jones & Co., L.P.
Morgan Keegan & Company,Inc.
Paine Webber Incorporated
Brad Peery Inc.
Ragen MacKenzie Incorporated
Sanders Morris Mundy Inc.
C.E. Unterberg, Towbin
Wedbush Morgan Securities

Underwriting for #18
--------------------
BT Alex. Brown Incorporated
NationsBanc Montgomery Securities LLC
Dain Rauscher Wessels
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Adams, Harkness & Hill, Inc.
Advest, Inc.
Gerard Klauer Mattison & Co., Inc.
Legg Mason Wood Walker, Incorporated
Pennsylvania Merchant Group
Soundview Financial Group, Inc.
C.E. Unterberg, Towbin
Van Kasper & Company
Wheat  First Union
Wit Capital Corporation

Underwriting for #19
--------------------
SoundView Financial Group, Inc.
Raymond James & Associates, Inc.
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.

Underwriting for #19 (con't)
----------------------------
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
ING Baring Furman Selz LLC
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SG Cowen Securities Corporation
Smith Barney Inc.
Dain Rauscher Wessels
First Albany Corporation
Friedman, Billings, Ramsey & Co., Inc.
Hanifen, Imhoff Inc.
Needham & Company, Inc.
Preferred Capital Markets, Inc.
C.E. Unterberg, Towbin
Wheat First Securities, Inc.

                                  NSAR ITEM 77O

                              VKAC Prospector Fund
                               10f-3 Transactions


  Underwriting #                Underwriting                   Purchased From         Amount of shares      % of          Date of
                                                                                         Purchased      Underwriting     Purchase


         1                         Endesa                      Merrill Lynch               300             0.001%       10/21/97
         2                   St. Joe Corporation              Robert W. Baird              700             0.006%       02/10/98
         3                         Alstom                         ABN AMRO                 600             0.001%       06/22/98
         4                       Rhodia ADS                     Bear Stearns               100             0.001%       06/25/98


Other Firms participating in Underwriting:

Underwriting for #1
-------------------
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
PaineWebber Incorporated
Salomon Brothers Inc.
Santander Investment Securities Inc.
BBV LatInvest Securities Inc.
A.G. Edwards & Sons, Inc.
J.P. Morgan Securities Inc.
Prudential Securities Incorporated
Schroder & Co., Inc.
CIBC Wood Gundy Securities Inc.
Robert W. Baird & Co. Incorporated
EVEREN Securities, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Piper Jaffray Inc.
Wheat, First Securities, Inc.

Underwriting for #2
-------------------
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
BT Alex.Brown Incorporated
A.G. Edwards & Sons, Inc.
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Laidlaw Global Securities, Inc.
Legg Mason Wood Walker, Incorporated
Prudential Securities Incorporated
Smith Barney Inc.

Underwriting for #2 (con't)
---------------------------
Value Investment Partners, Inc.
Wasserstein Perella Securities, Inc.

Underwriting for #3
-------------------
Goldman Sachs International
Societe Generale
Morgan Stanely & Co. International Limited
Banque Nationale de Paris
Credit Agricole Indosuez
HSBC Investment Bank plc
Swiss Bank Corporation
ABN AMRO Rothschild
Banca Commerciale Italiana Spa
Cazenove & Co.
CDC Marches
Credit Lyonnais Securities
Deutsche Bank AG London
Generale Bank
Lehman Brothers International (Europe)
Merrill Lynch International

Underwriting for #4
-------------------
Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Interational
BT Alex. Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Nomura International plc
Societe Generale

                                  NSAR ITEM 77O

                                 VKAC Value Fund
                               10f-3 Transactions


  Underwriting #                Underwriting                   Purchased From         Amount of shares      % of           Date of
                                                                                         Purchased       Underwriting     Purchase


         1               Capstar Broadcasting Corp.         Salomon Smith Barney           300             0.001%         05/26/98
         2                       Rhodia ADS                     Bear Stearns               100             0.001%         06/25/98


Other Firms participating in Underwriting:

Underwriting for # 1
--------------------
BT Alex. Brown Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
Smith Barney Inc.

Underwriting for #2
Swiss Bank Corporation, acting through its division, SBC Warburg Dillon Read Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Interational
BT Alex. Brown International
Credit Suisse First Boston (Europe) Limited
Goldman Sachs International
Paribas
Credit Agricole Indosuez
Banque Nationale de Paris
Credit Lyonnais
Credit Commercial de France
ABN AMRO Rothschild
Dresdner Kleinwort Benson
Nomura International plc
Societe Generale

                                  NSAR ITEM 77O

                           VKAC Aggressive Growth Fund
                               10f-3 Transactions


  Underwriting #                Underwriting                   Purchased From         Amount of shares      % of        Date of
                                                                                         Purchased      Underwriting    Purchase


         1                    UTI Energy Corp.             Prudential Securities            20,000          0.338%       09/30/97
         2              U.S.A. Floral Products, Inc.        Robertson, Stephens             13,150          0.263%       10/09/97
         3              Concord Communications, Inc.       Montgomery Securities            23,700          0.817%       10/15/97
         4              Concord Communications, Inc.        Robertson, Stephens              5,000          0.172%       10/15/97
         5              Concord Communications, Inc.         Wessels, Arnold &               1,000          0.034%       10/15/97
                                                                 Henderson
         6                   Jones Apparel Group               Merrill Lynch                 5,000          0.111%       10/16/97
         7            American Disposal Services, Inc.       Oppenheimer & Co.              35,000          0.583%       10/22/97
         8                        Dril-Quip                 Donaldson, Lufkin &              6,500          0.130%       10/22/97
                                                                  Jenrette
         9                        AmeriPath                 Donaldson, Lufkin &             25,000          0.446%       10/22/97
                                                                  Jenrette
        10                     Grey Wolf, Inc.                  First Boston               125,000          0.500%       10/29/97
        11              IRI International Corporation         Lehman Brothers               75,000          0.625%       11/13/97
        12               Jacor Communications, Inc.         Donaldson, Lufkin &              6,200          0.136%       02/03/98
                                                                  Jenrette
        13                Univision Communications          Donaldson, Lufkin &             10,600          0.050%       02/10/98
                                                                  Jenrette
        14            Nutraceutical International Corp.     Donaldson, Lufkin &             30,000          0.901%       02/20/98
                                                                  Jenrette

        15                Freedom Securities Corp.          Donaldson, Lufkin &             27,500          0.372%       04/02/98
                                                                  Jenrette
        16              Cavanaughs Hospitality Corp.            Oppenheimer                 50,000          0.966%       04/03/98
        17                   Twinlab Corporation                Bear Stearns                12,200          0.153%       04/07/98
        18                  Broadcom Corporation          Deutshe Morgan Grenfell            4,000          0.114%       04/16/98
        19                DA Consulting Group, Inc.            William Blair                 5,200          0.217%       04/24/98
        20                         Mobius                      Goldman Sachs                13,200          0.400%       04/27/98
        21                 HA-LO Industries, Inc.               First Boston                20,000          0.364%       05/13/98
        22              Professional Detailing, Inc.           William Blair                16,200          0.579%       05/19/98
        23              Cal Dive International, Inc.           Raymond James                25,000          1.003%       05/21/98
        24            National Equipment Services, Inc.        Salomon Smith                75,000          1.071%       07/14/98
                                                                   Barney
                                                               William Blair
        25                      Broadcast.com               Donaldson, Lufkin &              3,600          0.144%       07/16/98
                                                                  Jenrette
        26                 Cyberian Outpost, Inc.                Montgomery                 19,900          0.498%       07/31/98
                                                                 Securities
                                                               Dain Rauscher


Other Firms participating in Underwriting:

Underwriting for #1
-------------------
Prudential Securities Incorporated
Lehman Brothers Inc.
Rauscher Pierce Refsnes, Inc.
Simmons & company International
Bear, Stearns & Co., Inc.
BT Alex Brown Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Howard, Weil, Labouisse, Friedrichs Incorporated
Jefferies & Company, Inc.
Lazard Freres & Co. LLC
Merrill Lynch Inc.
JP Morgan Securities Inc.
Morgan Stanley & Co. Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Salomon Brothers Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co., Inc.
Smith Barney Inc.
Advest, Inc.
Crowell, Weedon & Co.

Underwriting for #1 (con't)
---------------------------
Janney Montgomery Scott Inc.
McDonald & Company Securities, Inc.
Morgan Keegan & Company, Inc.
Petrie Parkman & Co.
Principal Financial Securities, Inc.
Sutro & Co., Incorporated
Tucker Anthony Incorporated
George K. Baum & Company
Brean Murray & Co., Inc.
First Southwest Company
Hoak Breedlove Wesneski & Co.
Johnson Rice & Company LLC
Pennsylvania Merchant Group Ltd.
Southcoast Capital Corporation

Underwriting for #2
-------------------
Morgan Stanley & Co., Inc.
BancAmerica Robertson Stephens
Smith Barney Inc.
Advest, Inc.
J.C. Bradford & Co.
Blackford Securities Corp.
BT Alex, Brown Incorporated
Friedman, Billings, Ramsey & Co., Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Oppenheimer & Co., Inc.
Sands Brothers & Co., Ltd.

Underwriting for #3,4,& 5
-------------------------
NationsBanc Montgomery Securities, Inc.
BancAmerica Robertson Stephens
Wessels, Arnold & Henderson, LLC
BT Alex, Brown Inc.
Bear, Stearns & Co., Inc.

Underwriting for #3,4,& 5 (con't)
---------------------------------
Cowne & Company
Credit Suisse First Boston Corp.
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
Prudential Securities Inc.
Adams, Harkness & Hill Inc.
Cruttenden Roth Incorporated
First Albany Corporation
Hampshire Securities Corp.
Soundview Financial Group
Tucker Anthony Incorporated
Volpe Brown Whelan & Company, LLC
H.C. Wainwright & Co., Inc.

Underwriting for #6
-------------------
Merrill Lynch, Inc.
Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corp.
Lazard Freres & Co., LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Oppenheimer & Co., Inc.
SBC Warburg Dillon Read Inc.
The Buckingham Research Group Incorporated
Black & Company, Inc.
Morgan Keegan & Company, Inc.
Rodman & Reshaw, Inc.
Tucker Anthony Incorporated

Underwriting for #7
-------------------
Oppenheimer & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Credit Suisse First Boston Corporation

Underwriting for #7 (con't)
---------------------------
BT Alex, Brown Incorporated
Cowen & Company
Deutsche Morgan Grenfell Inc.
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Lazard Freres & Co., LLC
Lehamn Brothers Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
PaineWebber Incorporated
Prudential Securities Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co., Inc.
Smith Barney Inc.
First Analysis Securities Corporation
GS2 Securities, Inc.
Pacific Growth Equities, Inc.
Robert W. Baird & Co., Inc.
William Blair & Company, LLC
J.C. Bradford & Co.
Crowell, Weedon & Co.
Fahnestock & Co., Inc.
Furman Selz LLC
Gruntal & Co., LLC
Jefferies & Company
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Mortgan Keegan & Company, Inc.
Parker/Hunter Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
Sanders Morris Mundy Inc.
Tucker Anthony Incorporated
Van Kasper & Company
H.G. Wellington & Co., Inc.
Wheat First Butcher Singer

Underwriting for #8
-------------------
Morgan Stanley & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Howard, Weil, Labouisse, Friedrichs Inc.
Morgan Keegan & Company, Inc.
Simmons & Company

Underwriting for #9
-------------------
Donaldson, Lufkin & Jenrette Securities Corporation
Morgan, Stanley & Co. Incorporated
Smith Barney Inc.
Piper Jaffray Inc.
BancAmerica Robertson Stephens
Bear, Stearns & Co., Inc.
BT Alex, Brown Incorporated
Cowen & Company
A.G. Edwards & Sons, Inc.
Hambrecht & Quist LLC
Lehman Brothers Inc.
Merrill Lynch, Inc.
Advest, Inc.
D.A. Davidson & Co.
Fahnestock & Co., Inc.
Interstate/Johnson Lane Corporation
McDonald & Company Securities, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Principal Financial Securities, Inc.
Raymond James & Associates, Inc.
Redwine & Company Inc.
The Robinson-Humphrey Company, Inc.
Roney & Co., LLC
Scott & Stringfellow, Inc.
Loewenbaum & Company Incorporated
Southeast Research Partners, Inc.
Tucker Anthony Incorporated

Underwriting for #10
--------------------
Credit Suisse First Boston Corporation
BT Alex, Brown Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated
Johnson Rice & Company LLC
Gaines, Berland Inc.
Invemed Associates, Inc.
Jefferies & Company, Inc.
Lehman Brothers Inc.
Merit Capital Associates, Inc.
Merrill Lynch, Inc.
Morgan Keegan & Company, Inc.
Prime Charter Ltd.
Prudential Securities Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Salomon Brothers Inc.
Sanders Morris Mundy
Schroder & Co., Inc.
Charles Schwab & Co., Inc.
Simmons & Company International

Underwriting for #11
--------------------
Lehman Brothers Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
Prudential Securities Incorporated
Credit Lyonnais Securities (USA) Inc.
Bear, Stearns & Co., Inc.
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
SBC Warburg Dillon Read Inc.

Underwriting for #11 (con't)
----------------------------
Schroder & Co.
Jefferies & Company, Inc.
Legg mason Wood Walker Inc.
LoewenBaum & Company, Inc.
Petrie Parkman & Co., Inc.
Rascher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Sanders Morris Mundy Inc.
Sands Brothers & Co., Ltd.
Simmons & Company International
Stephens Inc.

Underwriting for #12
--------------------
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Salomon Smith Barney
Chase Securities Inc.
CIBC Oppenheimer Corp
Dresdner Kleinwort Benson North America LLC
NationsBanc Montgomery Securities LLC
Genesis Merchant Group Securities
TD Securities Inc.

Underwriting for #13
--------------------
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co., Incorporated
BT Alex Brown Incorporated
NationsBanc Montgomery Securities LLC
Schroder & Co. Inc.
CIBC Oppenheimer Corp.
Deutsche Morgan Grenfell Inc.
Furman Selz LLC
Salomon Smith Barney
Arnhold and S. Bleichroeder, Inc.

Underwriting for #13 (con't)
----------------------------
Gabelli & Company, Inc.
Hoak Breedlove Wesneski & Co.
McDonald & Company Securities, Inc.
Tucker Anthony Incorporated
C.E. Unterberg, Towbin

Underwriting for #14
--------------------
Smith Barney Inc.
Bear, Stearns & Co., Inc.
Credit Suisse First boston Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NationBanc Montgomery Securities LLC
Paine Webber Incorporated
SBC Warburg Dillon Read Inc.
Adams, Harkness & Hill, Inc.
Crowell, Weedon & Co.
EVEREN Securities, Inc.
Fahnestock & Co., Inc.
Janney Montgomery Scott Inc.
Johnston, Lemon & Co. Incorporated
C. L. King & Associates, Inc.
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Ragen Mackenzie Incorporated
Raymond James & Associates, Inc.
Roney & Co., LLC
Ryan, Beck & Co.
Sands Brothers & Co., Ltd.
Sutro & Co. Incorporated
Tucker Anthony Incorporated

Underwriting for #15
--------------------
Credit Suisse First Boston Corporation
Sutro & Co. Incorporated
Tucker Anthony Incorporated
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
CIBC Oppenheimer Corp.
Cowen & Company
Credit Lyonnaise Securities Inc.
A.G. Edwards & Cons, Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Hambrecht & Quist LLC
Lazard Freres & Co. LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
J.P. Morgan Securities Inc.
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Prudential Securities Incorporated
SBC Warburg Dillon Read Inc.
Salomon Smith Barney
Adams, Harkness & Hill, Inc.
Advest, Inc.
William Blair & Company, LLC
C.E. Unterberg, Towbin
Crowell, Weedon & Co.
Dain Rauscher Incorporated
D.A. Davidson & Co., Inc.
EVEREN Securities, Inc.
Friedman, Billings, Ramsey & Co., Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Jefferies & Company, Inc.
Ladenburg Thalmann & Co. Inc.
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Moors & Cabot, Inc.

Underwriting for #15 (con't)
----------------------------
Morgan Keegan & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Piper Jaffray Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stifel, Nicolaus & Company, Incorporated
Van Kasper & Company
Wedbush Morgan Securities, Inc.

Underwriting for #16
--------------------
NationsBanc Montgomery Securities LLC
BT Alex.Brown Incorporated
A.G. Edwards & Sons, Inc.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Salomon Brothers Inc.
Schroder & Co. Inc.
Brean Murray & Co., Inc.
Burnham Securities Inc.
Dain Rauscher Incorporated
D.A. Davidson & Co., Inc.
EVEREN Securities, Inc.
Edward D. Jones & Co., LP
Landenburg Thalmann & Co. Inc.
Piper Jaffray Inc.
Ragen Mackenzie Incorporated
Sands Brothers & Co., Ltd.

Underwriting for #17
--------------------
Donaldson, Lufkin & Jenrette Securities Corporation
Adams, Harkness & Hill, Inc.
Lehman Brothers Inc.
Smith Barney Inc.
BT Alex Brown Incorporated

Underwriting for #17 (con't)
----------------------------
Chase Securities Inc.
Cowen & Company
Credit Suisse First Boston Corporation
Dresdner Kleinwort Benson North America LLC
Furman Selz LLC
Hambrecht & Quist LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
PaineWebber Incorporated
Commonwealth Associated
Gabelli & Company Inc.
Gaines, Berland Inc.
Hanifen, Imhoff Inc.
HSBC Securities, Inc.
J.W. Charles Securities, Inc.
Parker/Hunter Incorporated
Piper Jaffray Inc.
Raymond James & Associates, Inc.
Tucker Anthony Incorporated

Underwriting for #18
--------------------
Morgan Stanley & Co. Incorporated
BT Alex. Brown Incorporated
Hambrecht & Quist LLC
Dain Rauscher Incorporated
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Ladenburg Thalmann & Co., inc.
NationsBanc Montgomery Securities LLC
Needham & Company, Inc.
Brad Peery Inc.
Wedbush Morgan Securities

Underwriting for #19
--------------------
Goldman, Sachs & Co.
NationsBanc Montgomery Securities LLC
BancAmerica Robertson Stephens
CIBC Oppenheimer Corp.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Cowen & Company
First Albany Corporation
Kaufman Bros., L.P.
SoundView Financial Group, Inc.

Underwriting for #20
--------------------
Morgan Stanley & Co. Incorporated
William Blair & Company LLC
Cowen & Company
Credit Suisse First Boston Corporation
Dominick & Dominick, Incorporated
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., L.P.
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

Underwriting for #21
--------------------
Morgan Stanley & Co. Incorporated
Simmons & Company International
Gaines, Berland Inc.
Jefferies & Company, Inc.
Sanders Morris Mundy Inc.
Van Kasper & Company

Underwriting for #22
--------------------
Morgan Stanley & Co. Incorporated
William Blair & Company, LLC
Hambrecht & Quist LLC
Cowen & Company
Credit Suisse First Boston Corporation
Dominick & Dominick, Incorporated
A.G. Edwards & Sons, Inc.
Interstate/Johnson Lane Corporation
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Morgan Keegan & Company, Inc.
Pennsylvania Merchant Group LTD
Piper Jaffray Inc.
Redwine & Company, Inc.
Smith Barney Inc.
C.E. Unterberg, Towbin
Vector Securities International, Inc.

Underwriting for #23
--------------------
Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc.
Simmons & Company International
Gaines, Berland Inc.
Jefferies & Company, Inc.
Sanders Morris Mundy Inc.
Van Kasper & Company

Underwriting for #24
--------------------
Smith Barney Inc.
William Blair & Company, LLC
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
NationsBanc Montgomery Securities LLC
ABN AMRO Incorporated
BancAmerica Robertson Stephens

Underwriting for #24 (con't)
----------------------------
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Goldman, Sachs & Co.
Lehman Brothers Inc
Merrill Lynch, Pierce, Fenner & smith Incorporated
Morgan Stanley & Co. Incorporated
George K. Baum & company
Janney Montgomery Scott Inc.
C.L. King & Associates
Legg Mason Wood Walker, Incorporated
McDonald & Company Securities, Inc.
Wheat First Union

Underwriting for #25
--------------------
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
BancAmerica Robertson Stephens
Dain Rauscher Wessels
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Hoak Breedlove Wesneski & Co.
ING Baring Furman Selz LLC
Jefferies & Company, Inc.
Edward D. Jones & Co., LP
Morgan Keegan & Company, Inc.
PaineWebber Incorporated
Brad Peery Inc.
Ragen MacKenzie Incorporated
Sanders Morris Mundy Inc.
C.E. Unterberg, Towbin
Wedbush Morgan Securities

Underwriting for #26
--------------------
BT Alex. Brown Incorporated
NationsBanc Montgomery Securities LLC
Dain Rauscher Wessels
BancAmerica Robertson Stephens
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Adams, Harkness & Hill, Inc.
Advest, Inc.
Gerard Klauer Mattison & Co., Inc.
Legg Mason Wood Wlaker, Incorporated
Pennsylvania Merchant Group
Soundview Financial Group, Inc
C.E. Unterberg, Towbin
Van Kasper & Company
Wheat First Union
Wit Capital Corporation